UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 2, 2012

NEWPORT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-01649	94-0849175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 Deere Avenue, Irvine, California	92606
(Address of principal executive offices)	(Zip Code)

(949) 863-3144

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 2, 2012, Newport Corporation (the “Registrant”) announced its financial results for the first quarter ended March 31, 2012, and its financial outlook for the second quarter and full year of 2012. The press release issued by the Registrant in connection with the announcement is attached to this report as Exhibit 99.1.

This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be set forth by specific reference in such a filing.

Use of Non-GAAP Financial Measures

In the press release attached to this report as Exhibit 99.1, the Registrant has supplemented certain of its financial measures prepared in accordance with accounting principles generally accepted in the United States (GAAP) with non-GAAP financial measures. These non-GAAP financial measures and the reasons for their inclusion, as well as the limitations on the usefulness of such information to an investor, are described below.

Operating Income, Net Income and Net Income Per Diluted Share

The Registrant has provided non-GAAP measures of operating income, net income and net income per diluted share for the three months ended March 31, 2012 and April 2, 2011, which exclude a number of items that management considers to be outside of the Registrant’s core operating results. The items excluded from these non-GAAP financial measures are summarized below, and a table detailing the excluded items and reconciling such non-GAAP results with the Registrant’s GAAP results is included following the consolidated statements of income that are a part of the press release.

For the three months ended March 31, 2012 and April 2, 2011, non-GAAP operating income has been adjusted to exclude (1) amortization of intangible assets, (2) stock-based compensation expense, (3) acquisition-related costs, and (4) restructuring and severance costs. Additionally, non-GAAP operating income for the three months ended March 31, 2012 excludes a gain on sale of assets.

For the three months ended March 31, 2012, non-GAAP net income and non-GAAP net income per diluted share have been adjusted to exclude (1) amortization of intangible assets, (2) stock-based compensation expense, (3) acquisition-related costs, (4) restructuring and severance costs, (5) a gain on sale of assets, (6) a release of the Registrant’s valuation allowance against certain deferred tax assets, and (7) the income tax impact of the foregoing excluded amounts.

For the three months ended April 2, 2011, non-GAAP net income and non-GAAP net income per diluted share have been adjusted to exclude (1) a foreign currency translation gain resulting from the dissolution of a subsidiary, (2) amortization of intangible assets, (3) stock-based compensation expense, (4) acquisition-related costs, (5) restructuring and severance costs, and (6) the income tax impact of the foregoing excluded amounts.

In the press release, the Registrant also provided general guidance concerning its expected non-GAAP net income and earnings per diluted share for its second fiscal quarter of 2012, and an expected range of non-GAAP operating income as a percentage of net sales for its full fiscal year of 2012. As of May 2, 2012, the Registrant is unable to quantify the expected impact of the items expected to be excluded from its non-GAAP operating results for such periods.

The Registrant has provided these non-GAAP results and guidance with the intent of providing both management and investors with a more complete understanding of the Registrant’s core operating results and performance trends, and a more meaningful basis for comparison of the Registrant’s results with its historical and future financial results, as well as with the results of other companies that may report non-GAAP measures that exclude similar items. The Registrant believes that the items excluded from these non-GAAP measures generally do not reflect the ongoing operating performance of the Registrant’s business. In addition, these adjusted non-GAAP measures are among the primary indicators that management uses as a basis for its planning and forecasting and may also be used by management for other purposes including its evaluation of performance to determine the achievement of goals under the Registrant’s incentive plans.

However, the presentation of this additional information is not meant to be considered in isolation or as a substitute for the Registrant’s financial measures prepared in accordance with GAAP. These non-GAAP measures exclude items that may have a material impact on the Registrant’s operating results calculated in accordance with GAAP, which impact is included in the Registrant’s GAAP financial statements. Although the Registrant believes it is useful for investors to view the Registrant’s core operating results in the absence of the excluded items, certain of these excluded items represent actual expenses that impact the cash available to the Registrant for other uses. To gain a comprehensive understanding of all impacts on the Registrant’s income from any and all events, management relies upon the Registrant’s GAAP financial statements, and investors should as well. Further, the Registrant notes that non-GAAP measures may be defined and calculated differently among companies, or from period to period by the same company, which may limit the usefulness of the non-GAAP information to an investor.

The Registrant expects to incur stock-based compensation expense, amortization of intangible assets, and acquisition-related costs in future periods, and may also incur other items, such as significant gains or losses from contingencies. Additionally, the Registrant may be impacted by significant tax matters in future periods. The Registrant may present non-GAAP financial measures for such future periods that exclude any or all of the foregoing items, if it believes that doing so is consistent with the goal of providing useful information to investors and management.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 2, 2012 (furnished pursuant to Item 2.02 and not deemed filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 2, 2012	NEWPORT CORPORATION

	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 2, 2012 (furnished pursuant to Item 2.02 and not deemed filed).